                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 21st day of March, 1997, by the following person.



/s/ Thomas H. Kean
----------------------------------
Thomas H. Kean

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of David P. Koppe and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of March, 1997, by the following person.




/s/ William W. McGuire, M.D.
----------------------------------
William W. McGuire, M.D.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of March, 1997, by the following person.




/s/ Douglas W. Leatherdale
----------------------------------
Douglas W. Leatherdale

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 18th day of March, 1997, by the following person.




/s/William C. Ballard, Jr.
----------------------------------
William C. Ballard, Jr.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the ___ day of March, 1997, by the following person.





----------------------------------
Elizabeth J. McCormack

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of March, 1997, by the following person.




/s/ Richard T. Burke
----------------------------------
Richard T. Burke

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of March, 1997, by the following person.




/s/ Robert L. Ryan
----------------------------------
Robert L. Ryan

                                       POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of March, 1997, by the following person.




/s/ Kennett L. Simmons
----------------------------------
Kennett L. Simmons

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 18th day of March, 1997, by the following person.




/s/ William G. Spears
----------------------------------
William G. Spears

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of March, 1997, by the following person.




/s/ James A. Johnson
----------------------------------
James A. Johnson

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 18th day of March, 1997, by the following person.




/s/ Gail R. Wilensky
----------------------------------
Gail R. Wilensky